UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2024

BURLINGTON STORES, INC.

(Exact Name of Registrant As Specified In Charter)

Delaware	001-36107	80-0895227
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2006 Route 130 North

Burlington, New Jersey 08016

(Address of Principal Executive Offices, including Zip Code)

(609) 387-7800

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Burlington Stores, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on May 22, 2024. A total of 61,004,741 shares of the Company’s common stock, representing 95.5% of the shares outstanding and eligible to vote and constituting a quorum, were voted at the Annual Meeting. The Company’s stockholders voted on the following proposals at the Annual Meeting:

•
the election of four directors of the Company to serve for a term of three years;
•
the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending February 1, 2025;
•
an advisory vote regarding the compensation of the Company’s named executive officers;
•
approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation providing for officer exculpation under Delaware law; and
•
approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors.

The proposals are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 5, 2024. The final voting results with respect to each proposal are set forth below.

1. Election of Directors

Name	For	Against	Abstained	Broker Non-Votes
Michael Goodwin	60,035,772	112,263	17,999	838,707
William McNamara	58,775,485	1,344,127	46,422	838,707
Michael O'Sullivan	59,996,442	151,653	17,939	838,707
Jessica Rodriguez	59,435,857	710,082	20,095	838,707

2. Ratification of Appointment of Independent Registered Certified Public Accounting Firm

For	Against	Abstained	Broker Non-Votes
59,172,164	1,814,324	18,253	N/A

3. Advisory Vote on Compensation of Named Executive Officers

For	Against	Abstained	Broker Non-Votes
49,816,645	10,326,325	23,064	838,707

4. Approval of Amendment to the Company’s Amended and Restated Certificate of Incorporation Providing for Officer Exculpation Under Delaware Law

For	Against	Abstained	Broker Non-Votes
53,411,913	6,715,590	38,531	838,707

5. Approval of Amendment to the Company’s Amended and Restated Certificate of Incorporation to Declassify the Board of Directors

For	Against	Abstained	Broker Non-Votes
60,151,230	8,936	5,868	838,707

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON STORES, INC.

/s/ David Glick
David Glick Group Senior Vice President of Investor Relations and Treasurer

Date: May 28, 2024